UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 18, 2008

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain

Officers.

(e)    As previously announced in a Form 8-K filed on February 22, 2008, Marsh & McLennan Companies, Inc. (“MMC”) and Michael G. Cherkasky, MMC’s former president and chief executive officer, entered into a Separation and Release Agreement, dated February 15, 2008, containing, among other provisions, certain non-competition and non-solicitation restrictive covenants (the “Separation Agreement”).

In connection with Mr. Cherkasky’s appointment as President and Chief Executive Officer and as a director of US Investigations Services, Inc. (“USIS”), MMC, Mr. Cherkasky, USIS and Providence Equity L.L.C. (“Providence”), a member of the private equity group that owns a controlling interest in USIS, entered into a Settlement Agreement, dated as of July 18, 2008 (the “Settlement Agreement”). The Settlement Agreement resolves any and all claims and disputes arising from the Separation Agreement and/or Mr. Cherkasky’s prior employment agreement with MMC relating to the services to be performed by Mr. Cherkasky for USIS, and sets forth a framework for a continuing business relationship between MMC and its affiliates, on the one hand, and USIS, Providence and their respective affiliates, on the other hand.

In consideration of the covenants and agreements set forth in the Settlement Agreement, USIS agreed to pay MMC an amount in cash equal to $10,000,000 within ten days of July 18, 2008. In addition, as further described in Section 8 of the Settlement Agreement, USIS and Mr. Cherkasky have agreed that they will not solicit certain employees of MMC or its subsidiaries prior to the earlier of January 29, 2010 or the termination of Mr. Cherkasky’s employment with USIS, and Mr. Cherkasky has agreed that, prior to January 29, 2010, he will not solicit persons or entities that he knows to be active clients of MMC or its affiliates for the purpose of providing such clients with certain products or services.

The foregoing description is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Settlement Agreement, dated as of July 18, 2008, by and between Providence Equity L.L.C., US Investigations Services, Inc., Marsh & McLennan Companies, Inc., and Michael G. Cherkasky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato

Name:	Luciana Fato
Title:	Deputy General Counsel &

Corporate Secretary

Date:	July 23, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Settlement Agreement, dated as of July 18, 2008, by and between Providence

Equity L.L.C., US Investigations Services, Inc., Marsh & McLennan Companies,

Inc., and Michael G. Cherkasky.

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